10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Diversified Bond Fund
Trimas Corp

   5/23/02
Cost:

     $119,057

%of Offering Purchase

   0.034%
Broker:
Credit Suisse First Boston
Underwriting Synicate Members:
Credit Suisse First Boston
JP Morgan
Wachovia Securities
Comerica Securities
NatCity Investments, Inc.


Fund

High Yield Bond Fund
Trimas Corp

   5/23/02
Cost:

   $1,736,245

%of Offering Purchase

   0.496%
Broker:
Credit Suisse First Boston
Underwriting Synicate Members:
Credit Suisse First Boston
JP Morgan
Wachovia Securities
Comerica Securities
NatCity Investments, Inc.

Fund

Diversified Bond Fund
FMC Corporation

   10/9/02
Cost:

     $400,027

%of Offering Purchase

   0.135%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
ABN AMRO Inc.



Fund

High Yield Bond Fund
FMC Corporation

   10/9/02
Cost:

   $3,778,029

%of Offering Purchase

   1.275%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
ABN AMRO Inc.


Fund

Strategic Income Fund
FMC Corporation

   10/9/02
Cost:

     $908,702

%of Offering Purchase

   0.307%
Broker:
Salomon Smith Barney Inc.
Underwriting Synicate Members:
Salomon Smith Barney Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.
ABN AMRO Inc.


Fund

High Yield Bond Fund
Lamar Media Corp

  12/17/02
Cost:

   $3,000,000

%of Offering Purchase

   1.150%
Broker:
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.
SunTrust Capital Markets, Inc.
BNP Paribas Securities Corp.


Fund

Strategic Income Fund
Remington Arms Inc.
   1/17/03
Cost:

   $1,010,000

%of Offering Purchase

   0.505%
Broker:
Credit Suisse First Boston Corp
Underwriting Synicate Members:
Credit Suisse First Boston Corp
Goldman, Sachs & Co.
Wachovia Securities, Inc.



Fund

High Yield Bond Fund
Ameripath, Inc.
   3/13/03
Cost:

   $2,400,000

%of Offering Purchase

   1.143%
Broker:
Credit Suisse First Boston Corp
Underwriting Synicate Members:
Credit Suisse First Boston Corp
Deutsche Bank Securities


Fund

Strategic Income Fund
Ameripath, Inc.
   3/13/03
Cost:

     $445,000

%of Offering Purchase

   0.212%
Broker:
Credit Suisse First Boston Corp
Underwriting Synicate Members:
Credit Suisse First Boston Corp
Deutsche Bank Securities




Fund

High Yield Bond Fund
Peabody Energy Corp

   3/14/03
Cost:

   $2,380,000

%of Offering Purchase

   0.476%
Broker:
Lehman Brothers Inc.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns


Fund

Strategic Income Fund
Peabody Energy Corp

   3/14/03
Cost:

     $440,000

%of Offering Purchase

   0.088%
Broker:
Lehman Brothers Inc.
Underwriting Synicate Members:
Lehman Brothers Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns


Fund

High Yield Bond Fund
Universal City Development Partners, Ltd

   3/21/03
Cost:

   $5,930,040

%of Offering Purchase

   1.200%
Broker:
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corp
Scotia Capital
Wachovia Securities, Inc.


Fund

Strategic Income Fund
Universal City Development Partners, Ltd

   3/21/03
Cost:

     $988,340

%of Offering Purchase

   0.200%
Broker:
J.P. Morgan Securities Inc.
Underwriting Synicate Members:
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corp
Scotia Capital
Wachovia Securities, Inc.